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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 29, 2000



                              AMRESCO CAPITAL TRUST
             (Exact name of Registrant as specified in its Charter)


           TEXAS                         1-14029                75-2744858

(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


             700 North Pearl Street, Suite 1900, Dallas, Texas 75201
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (214) 953-7700



                                 Not applicable
          (Former name or former address, if changed since last report)





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ITEM 5. OTHER EVENTS.

                  On March 29, 2000, AMRESCO Capital Trust announced that it had entered into a Plan of Liquidation and Dissolution (the "Plan"). Implementation of the Plan is contingent upon shareholder approval. The Plan and the press release relating thereto are attached hereto as Exhibits 2.1 and 99.1, respectively.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         2.1      Plan of Liquidation and Dissolution, dated March 29, 2000

        99.1     Press Release, dated March 29, 2000



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 29, 2000

                                 AMRESCO CAPITAL TRUST



                                 By: /s/ Michael L. McCoy
                                     Michael L. McCoy
                                     Senior Vice President, General Counsel and
                                     Secretary



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                                INDEX TO EXHIBITS


EXHIBIT                                                                    PAGE
-------                                                                    ----
[S]        [C]                                                             [C]
  2.1      Plan of Liquidation and Dissolution, dated March 29, 2000
 99.1      Press Release, dated March 29, 2000